Exhibit 99.2 Fourth Quarter 2023 Results Conference Call February 29, 2023

Safe Harbor Statement Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. 2 2

Key Messages Fourth Quarter and Full-Year 2023 Highlights ❖ Healthy Backlog Levels ❖ Solid Revenue Growth Performance Lifting Equipment revenue increased Backlog decreased versus last year owing to increased throughput and 1.5% during 4Q (excl chassis sales) driven highlighted by solid by increased throughput and strong portfolio rationalization, backlog remains at elevated levels at roughly 9 organic growth, demand trends months of sales continued operating ❖ Rental Momentum Rental revenue increased 7% due to execution, strong ❖ Elevating Excellence strong demand drivers, pricing benefits Continued progress on strategic initiatives margin expansion and ramp-up of Lubbock branch including growing momentum in new product introductions, ramp of new Rental ❖ Operating Execution branch in Lubbock, and strong execution • 1.5% Lifting Equipment revenue 4Q23 gross margin increased 162 bps, on manufacturing throughput growth during 4Q (excl chassis driven by pricing benefits, improved productivity, and increased fixed cost sales) despite difficult compare absorption; full-year gross margin ❖ 2024 Outlook expansion of 313 bps • Strong execution drove 162 bps 2024 EBITDA forecast assumes 8% growth at the mid-point of the guidance of y/y 4Q23 gross margin ❖ EBITDA Margin Expansion range driven by end market strength, expansion 4Q23 adjusted EBITDA margin of 10.2%, combined with continued operational flat y/y; full-year adjusted EBITDA improvements • Full-year adjusted EBITDA of margin up 239 bps to 10.1% $29.6 million, up 39%; adjusted EBITDA margin expansion of 239 bps 3

Value Creation Roadmap We introduced Elevating Excellence Initiative in First Quarter 2023 Manitex introduced its Elevating Excellence initiative in the first Manitex is addressing quarter 2023 representing a new long-term value creation strategy historical challenges to profitable growth • Too many go-to-market Disciplined Targeted Sustained Operational brands - diluted brand Capital identity Commercial Excellence Allocation • Unrealized synergies of Expansion scale • Lack of production velocity High-return organic growth Organic share expansion Optimize operating structure; product • Ineffective structure investments; invest from in favorable markets mix optimization; increased facility cash flow; opportunistic, • Lack of data-centric (North America / Western utilization; supply chain optimization; accretive bolt-on Europe); Share expansion improved fixed cost absorption reporting (KPI, balanced acquisitions in of PM | Oil & Steel and scorecard) complementary adjacent Valla in the USA markets Our Past Our Path Forward 4

Targeted Commercial Expansion Drive above-market organic growth, leveraging incumbent position Retain leadership position within Straight Mast market, while investing Manitex will leverage in higher-growth, underpenetrated adjacent markets its incumbent, Delivering “One Driving balanced growth across Relative growth leadership position in new and existing markets Manitex” to the market contribution by product Straight Mast Cranes Market Share Expansion to expand across Market Share | Growth Leverage strong market share in Valla PM straight mast cranes to grow Articulated, Industrial articulated cranes, Industrial Cranes Straight Mast Manitex Lifting, and AWP share in N.A. Lift / AWP and Rental Simplify Brand Identity Markets Simplify our go-to-market branding, supporting our dealers with segmented brands serving • Manitex has 35% market share specific applications within the domestic Straight Enhanced Product Distribution Mast market O&S Consolidate distribution across AWP Articulated Rental targeted geographies • Brand consolidation, Industrial Lift & market positioning will help to Product Innovation AWPs drive organic share gains in Rentals Invest in new, adjacent markets customer-led innovation and Growth product development 5 Share

Sustained Operational Excellence Building a durable, more efficient business to drive profitable growth Key drivers of multi-year margin improvement, Manitex intends weighted by potential anticipated margin uplift to drive productivity and efficiency improvements in Product Mix support of profitable Process growth through Parts Sales the cycle Supply Chain • Implement a lean, more efficient organizational structure, increase 2023 Accomplishments 2024 Priorities 2025 Priorities production velocity, expand sourcing and procurement • Upgraded (2) aged systems to • Drive growth of PM | Oil & Steel • Product rationalization capabilities, improve modern ERP operating systems Valla in NA • Strategic, bolt-on acquisitions inventory management, • Began rationalizing and improving • Rental growth and margin leverage data and analytics supply chain expansion • Implemented processes and systems • Continued supply chain in support of cultural to increase capacity improvements to efficiency and accountability cost • Eliminated unprofitable brands and certain products 6

Disciplined Capital Allocation Prioritize reduction in net leverage, targeted organic growth investments Manitex intends to reduce net leverage, while continuing to optimize liquidity with which to support organic growth across the business 2023-2024 Acquisition Criteria Capital allocation priorities 1. Reduce net leverage further below target of 3.0x or less 2. Selectively invest in organic growth opportunities Revenue and Product line | Technical accretive 3. Opportunistic, shareholder-friendly return of capital Aftermarket end-market capabilities margin appeal expansion expansion synergies 2025+ Capital allocation priorities 1. Strategic, bolt-on acquisitions 2. Selectively invest in new organic growth opportunities 3. Opportunistic, shareholder-friendly return of capital Building a more efficient, lean organization before we begin to pursue strategic acquisitions 7

2025 Financial Targets Positioned to drive significant organic growth and margin expansion 2022A-2025E Between YE 2022 and Revenue Bridge ($MM) EBITDA Bridge ($MM) EBITDA Margin (%) YE 2025, Manitex ~25% ~65-110% +300-500 bps intends to deliver revenue growth at EBITDA growth of margin expansion incremental growth mid-point of range 11% to 13% in revenue, EBITDA and EBITDA margin $325 to $360 $35 to $45 8% $274 realization through a $21 combination of commercial 2022 2025E 2022 2025E 2022 2025E expansion, sustained operational Revenue Drivers Margin Drivers (2024 and 2025 Focus on Growth) (2023 is a foundational year with focus on margins / process and systems) excellence and disciplined • End-market growth• Improved fixed-cost absorption through improved operating leverage • Improved capacity utilization• Reweight product mix toward higher-margin offering capital allocation • Product innovation / NPD• Centralization of procurement and supply chain • Market share gains 8

Progress on Elevating Excellence Initiatives

On track to achieve 2025 financial targets

25% Revenue Growth

FY22 Revenue
$274MM

Key Accomplishments:
- Structural Organization Changes
- New products (ECSY, TC850)
- Increased Share

FY23 Revenue
$291MM

Key Priorities:
- PM Crane Expansion
- Increased Dealer Count
- New products (AWPs, elec cranes)

2025 Target
$325-360MM

65-110% EBITDA Growth

FY22 EBITDA
$21MM

Key Accomplishments:
- 39% full-year EBITDA growth
- Improved mfg velocity
- Strong organic growth

FY23 EBITDA
$30MM

Key Priorities:
- Cost reductions
- Reduced supply chain costs
- Increase unit production

2025 Target
$35-45MM

300-500 bps of EBITDA Margin Expansion

FY22 Margin
7.8%

Key Accomplishments:
- 240bps full-year margin expansion
- Improved scale benefits
- Operating efficiencies

FY23 Margin
10.1%

Key Priorities:
- Supply chain efficiencies
- Operating leverage
- Improved mix

2025 Target
11-13%

9

Fourth Quarter and Full-Year 2023 Results

4Q23 and Full-Year 2023 Financial Performance Strong operational and commercial execution, Elevating Excellence gaining momentum 4Q23 and full-year 2023 results highlighted by strong demand trends in Lifting Equipment, gross margin expansion, and progress on Elevating Excellence initiatives Fourth Quarter and Full-Year 2023 Elevating Excellence Key Highlights Key Highlights Strong customer response for new product 4Q revenue grew 2% excl chassis sales driven by introductions growth in Rental and Lifting Equipment Increased market share in targeted markets Backlog decreased due to increased manufacturing velocity, portfolio optimization; Ramp of new Rental location in Lubbock, TX backlog healthy at 9 months of sales Ongoing resource optimization initiatives driving 4Q gross margin of 20.9% up 162 bps due to improvement in manufacturing throughput higher pricing, better manufacturing throughput, and efficiency gains New sourcing initiatives provide opportunity for incremental cost savings 4Q adjusted EBITDA margin of 10.2% Net leverage of 2.9x, down from 3.9x at year-end 2023 adjusted EBITDA of $29.6MM, up 39% y/y; 2022, achieved goal of 3.0x ahead of plan margin of 10.1%, up 239 bps 11 11

4Q23 Performance Summary Strong growth, meaningful margin improvement 2% y/y Revenue Growth (ex chassis) Backlog Healthy at 9-Months of Sales Favorable end ($MM) ($MM) market trends and $78.8 $78.7 $238.1 $230.2 strong execution $223.2 $73.5 $196.9 $170.3 $71.3 $67.9 • Revenue growth due to favorable market trends benefitting Lifting Equipment, rental growth 4Q22 1Q23 2Q23 3Q23 4Q23 4Q22 1Q23 2Q23 3Q23 4Q23 • Backlog down at year-end owing to increased throughput, remains healthy at 9-months of sales 162 bps y/y Gross Margin Expansion 39% y/y TTM Adjusted EBITDA Growth (%) ($MM) • Gross margin improved 162 bps 23.3% 21.2% 20.9% y/y due to operational $8.5 20.3% $8.1 $8.0 19.3% improvement, improved mix, and $6.8 $6.3 more favorable pricing • Trailing twelve-month EBITDA of $29.6 million, up 39% from last year, 10.1% TTM EBITDA margin 4Q22 1Q23 2Q23 3Q23 4Q23 4Q22 1Q23 2Q23 3Q23 4Q23 12

Disciplined Balance Sheet Management Focus on debt reduction and investment in organic growth initiatives Net Leverage Ratio Cash and Availability Capital allocation ($MM) (Net debt to Adjusted EBITDA) focused on debt $37.6 $36.6 $35.9 $31.2 $31.3 $28.7 reduction and organic 3.9x growth initiatives 3.5x 3.3x 3.0x 2.9x 2.9x • Stable liquidity profile, modest decline due to normal seasonal 2021 2022 1Q23 2Q23 3Q23 4Q23 working capital requirements • Debt levels increased following Net Debt the acquisition of Rabern ($MM) completed in Apr-22 $87.8 $86.0 $86.4 $85.5 $82.1 • Net leverage of 2.9x, down from 3.9x at YE22 driven by strong EBITDA growth. Achieved long- $23.8 term target of 3.0x or less ahead of plan 2021 2022 1Q23 2Q23 3Q23 4Q23 2021 2022 1Q23 2Q23 3Q23 4Q23 13

Full-Year 2024 Financial Guidance Outlook reflects 8% Adjusted EBITDA growth* and continued margin expansion Initial 2024 guidance reflects favorable end market trends and progress on Elevating Excellence initiatives $ in millions Fiscal Full-Year 2023 Fiscal Full-Year 2024 Revenue $291.4 $300 to $310 • Continued end market momentum and contribution Adjusted EBITDA $29.6 $30 to $34 from new products driving solid Adjusted EBITDA Margin 10.1% 10.5%* revenue growth • Improved production velocity and operating efficiencies resulting in margin expansion and strong Adjusted EBITDA growth • Expect continued balance sheet de-leveraging * At mid-point of guidance range 14

Appendix

Statement on Non-GAAP Financial Measures NON-GAAP FINANCIAL MEASURES AND OTHER ITEMS In this presentation, we refer to various non-GAAP (U.S. generally accepted accounting principles) financial measures which management uses to evaluate operating performance, to establish internal budgets and targets, and to compare the Company's financial performance against such budgets and targets. These non-GAAP measures, as defined by the Company, may not be comparable to similarly titled measures being disclosed by other companies. While adjusted financial measures are not intended to replace any presentation included in our consolidated financial statements under generally accepted accounting principles (GAAP) and should not be considered an alternative to operating performance or an alternative to cash flow as a measure of liquidity, we believe these measures are useful to investors in assessing our operating results, capital expenditure and working capital requirements and the ongoing performance of its underlying businesses. A reconciliation of Adjusted GAAP financial measures is included with this presentation. All per share amounts are on a fully diluted basis. The quarterly amounts described below are unaudited, are reported in thousands of U.S. dollars, and are as of the dates indicated. 16

Appendix - Reconciliations Reconciliation of GAAP Net Income to Adjusted Net Income Reconciliation of Net Income Attributable to Shareholders of Manitex International, Inc. to Adjusted Net Income Three Months Ended December 31, 2023 September 30, 2023 Decmber 31, 2022 Net income attributable to shareholders of Manitex $ 5,199 $ 1,700 $ 498 International, Inc. Adjustments, including net tax impact 1,116 1,222 1,332 Adjusted net income attributable to shareholders of $ 6 ,315 $ 2,922 $ 1 ,830 Manitex International, Inc. Weighted diluted shares outstanding 20,306,534 20,254,830 20,103,398 Diluted earnings per share as reported $ 0 .26 $ 0 .08 $ 0.02 Total EPS effect $ 0.05 $ 0 .06 $ 0 .07 Adjusted diluted earnings per share $ 0.31 $ 0 .14 $ 0 .09 17

Appendix - Reconciliations Reconciliation of GAAP Net Income to Adjusted EBITDA Reconciliation of GAAP Net Income to Adjusted EBITDA Three Months Ended December 31, 2023 September 30, 2023 Decmber 31, 2022 Net Income $ 5,457 $ 1,894 $ 659 Interest expense 2,046 1,856 1,655 Tax expense (3,357) 742 1,544 Depreciation and amortization expense 2,760 2,739 2,885 EBITDA $ 6,906 $ 7,231 $ 6,743 Adjustments: Stock compensation $ 463 $ 457 $ 633 FX 883 883 376 Pension settlement (230) (118) - Litigation / legal settlement - - 178 Severance / restructuring costs - - 108 Other - - 91 Total Adjustments $ 1,116 $ 1,222 $ 1,386 Adjusted EBITDA $ 8,022 $ 8,453 $ 8,129 Adjusted EBITDA as % of sales 10.2% 11.9% 10.3% 18